UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2019

_______________________________________________________________

WECONNECT TECH INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52879	39-2060052
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1st Floor, Block A, Axis Business Campus

No. 13A & 13B, Jalan 225, Section 51A

46100 Petaling Jaya

Selangor, Malaysia

(Address of principal executive offices) (Zip Code)

+60 17 380 2755
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	WECT	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01.  Other Events

On October 24, 2019, WeConnect Tech International, Inc., a Nevada corporation (“we,” “us” or the “Company”), entered into a nonbinding Memorandum of Understanding with MIG Next Technologies Sdn. Bhd. (the “MOU”) pursuant to which the parties agreed to explore a strategic partnership to exploit that certain thermal catalytic cracking technology with proprietary permanent catalyst, named as CHCSTDRP (CH Closed System Thermally Depolymerisation Refining Process) Technology, in accordance with the terms and conditions set forth in the MOU. The MOU expires on the date that is six (6) months from the date of the MOU unless otherwise extended by the parties.

Pursuant to the MOU, MIG Next Technologies Sdn. Bhd. (“MIG Next”), agreed to not initiate, solicit, encourage, directly or indirectly, or accept any offer or proposal, regarding a strategic partnership relating to the exploitation of such technology by any person other than Company.

Shiong Han Wee, our Chief Executive Officer and Director, and Kwueh Lin Wong, our Secretary and Director, hold Two Hundred Sixty Thousand (260,000) and Two Hundred Fifty Thousand (250,000) ordinary shares of MIG Next, respectively, representing 27.66% and 26.60%, respectively, of the issued and outstanding securities of MIG Next.

The foregoing description of the MOU is qualified in its entirety by reference to the MOU, which is filed as Exhibit 10.1 to this Current Report and incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

10.1	Nonbinding Memorandum of Understanding by and between WeConnect Tech International, Inc. and MIG Next Technologies Sdn. Bhd., dated October 24, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WECONNECT TECH INTERNATIONAL, INC.
Dated: October 24, 2019

	By:	/s/ Shiong Han Wee
Shiong Han Wee
Chief Executive Officer